Exhibit 4(b)



          COMMON
          STOCK

          COMMON
          STOCK
          PAR VALUE $.01

          NUMBER
          WII

          SHARES

          THIS CERTIFICATE IS TRANSFERABLE
          IN CHICAGO, ILLINOIS
          OR NEW YORK, NEW YORK

          CUSIP 93317Q 10 5
          SEE REVERSE FOR CERTAIN DEFINITIONS

                               Walter Industries, Inc.
                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

          This Certifies That


          is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF Walter Industries, Inc. transferable on the books of said
          Corporation in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation and Amended and Restated By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
               Dated

          COUNTERSIGNED AND REGISTERED:
               HARRIS TRUST AND SAVINGS BANK
                    TRANSFER AGENT
                    AND REGISTRAR
          BY


          AUTHORIZED SIGNATURE

          WALTER INDUSTRIES, INC.
          CORPORATE SEAL
          1987
          DELAWARE

          PRESIDENT

          SECRETARY

               The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM        --as tenants in common
          TEN ENT        --as tenants by the entireties
          JT TEN         --as joint tenants with right
                           of survivorship and not as
                           tenants in common
          UNIF GIFT MIN ACT--_________________ Custodian _________
                                   (Cust)                     (Minor)
                              under Uniform Gift to Minors

          Act_________________________________________
                         (State)

          Additional abbreviations may also be used though not in the above list.

          For Value received       hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

          _________________________________________________________________

          _________________________________________________________________
          (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

          ________________________________________________________________

          ___________________________________________________________Shares
          of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________________________________________Attorney
          to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

          Dated__________________________________

          ________________________________________
                         (Signature)

          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          SIGNATURE(S) GUARANTEED

          By_____________________________________
          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17 Ad-15.